Exhibit o.2

              FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED PLAN

                                  PHOENIX FUNDS
                                       And
                              PHOENIX-SENECA FUNDS
                                  (the "Funds")

                          FIRST AMENDMENT TO THE FOURTH
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Fourth Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Trustees of the Funds on May 21, 2003, is hereby amended as follows:

     The Board of Trustees has granted authority for the following Fund to issue Class C Shares:

         Phoenix-Oakhurst Strategic Allocation Fund


     Accordingly, Schedule A is amended as attached hereto. This Schedule A also reflects a number of fund closings and name corrections.


         This Amendment was approved by the Board of Trustees at a meeting held on August 20, 2003.



                                                     /s/ Matthew A. Swendiman
                                                     --------------------------
                                                     Matthew A. Swendiman
                                                     Assistant Secretary




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                                   SCHEDULE A
                             (as of August 20, 2003)

                                                            Class A      Class B     Class C     Class T      Class X
                                                            -------      -------     --------    -------      -------
PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND                  X            X           X

PHOENIX EQUITY SERIES FUND:
   PHOENIX-OAKHURST GROWTH & INCOME FUND                       X            X           X

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND                X            X

PHOENIX INVESTMENT TRUST 97:
   PHOENIX-HOLLISTER SMALL CAP VALUE FUND                      X            X           X
   PHOENIX-HOLLISTER VALUE EQUITY FUND                         X            X           X

PHOENIX MULTI-PORTFOLIO FUND:
   PHOENIX-ABERDEEN INTERNATIONAL FUND                         X            X           X
   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND           X            X           X
   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND                  X            X           X
   PHOENIX-GOODWIN TAX-EXEMPT BOND FUND                        X            X

PHOENIX MULTI-SERIES TRUST
   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND              X            X           X
   PHOENIX GOODWIN MULTI-SECTOR SHORT
   TERM BOND FUND                                              X            X           X           X

PHOENIX-OAKHURST INCOME & GROWTH FUND                          X            X           X

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND                     X            X           X

PHOENIX PARTNER SELECT FUND
(f/k/a PHOENIX-ABERDEEN SERIES FUND)
   WEALTH BUILDER FUND                                         X                        X
   WEALTH GUARDIAN FUND                                        X                        X

PHOENIX SENECA FUNDS
   PHOENIX-SENECA BOND FUND                                    X            X           X                       X
   PHOENIX-SENECA MID-CAP "EDGE" FUND                          X            X           X                       X
   PHOENIX-SENECA REAL ESTATE SECURITIES FUND                  X            X           X                       X

PHOENIX SERIES FUND:
   PHOENIX-DUFF & PHELPS CORE BOND FUND                        X            X           X
   PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND                     X            X           X
   PHOENIX-ENGEMANN CAPITAL GROWTH FUND                        X            X
   PHOENIX-GOODWIN HIGH YIELD FUND                             X            X           X
   PHOENIX-GOODWIN MONEY MARKET FUND                           X            X           X
   PHOENIX-OAKHURST BALANCED FUND                              X            X

PHOENIX STRATEGIC EQUITY SERIES FUND:
   PHOENIX-SENECA GROWTH FUND                                  X            X           X                       X
   PHOENIX-SENECA STRATEGIC THEME FUND                         X            X           X